EXHIBIT 99.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PharMerica, Inc. 401(k) Profit Sharing Plan (the “Plan”) on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Weidner, President of the Workers’ Compensation Division of PharMerica, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 11-K. A signed original of this statement has been provided to AmerisourceBergen Corporation and will be retained by AmerisourceBergen Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ David Weidner
David Weidner President, Workers’ Compensation Division PharMerica, Inc. June 30, 2003